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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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Mueller Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MUELLER INDUSTRIES, INC.
8285 Tournament Drive, Suite 150
Memphis, Tennessee 38125
Telephone (901) 753-3200

__________________________

Notice of Annual Meeting of
Stockholders to be Held
May 4, 2006
__________________________

To the Stockholders of
Mueller Industries, Inc.

     The Annual Meeting of Stockholders of Mueller Industries, Inc. (the “Company”), will be held at the Company’s headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125 on Thursday, May 4, 2006, at 10:00 A.M. local time, for the following purposes:

1.	To elect seven directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 3, 2007) or until his successor is elected and qualified;

2.	To consider and act upon a proposal to approve the amendment and restatement of the Company’s 2002 Stock Option Plan;

3.	To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 30, 2006; and

4.	To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 6, 2006, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company’s corporate headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Gary C. Wilkerson
Corporate Secretary

March 29, 2006

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
VOTING SECURITIES	2
PRINCIPAL STOCKHOLDERS	3
ELECTION OF DIRECTORS	4
OWNERSHIP OF COMMON STOCK BY DIRECTORS AND
EXECUTIVE OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES	5
Meetings and Committees of the Board of Directors	10
Director Compensation	12
Board of Directors Affiliations	13
CORPORATE GOVERNANCE	13
Director Independence	13
Independent Directors	15
Audit Committee	15
Compensation Committee	16
Nominating and Corporate Governance Committee	16
Corporate Governance Guidelines	18
Code of Business Conduct and Ethics	19
Directors’ Attendance at Annual Meetings of Stockholders	19
Communication With the Board of Directors	19
EXECUTIVE COMPENSATION	20
Summary Compensation Table	20
Option Grants During 2005 Fiscal Year	22
Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values	23
Employment Contracts and Termination of Employment Arrangements	24
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	30
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION	32
PERFORMANCE GRAPH	35
EQUITY COMPENSATION PLAN INFORMATION	36
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2007 ANNUAL MEETING	44
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING	45
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING	45
OTHER INFORMATION	45
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	46

MUELLER INDUSTRIES, INC.
8285 Tournament Drive, Suite 150
Memphis, Tennessee 38125
Telephone (901) 753-3200

________________________

PROXY STATEMENT

Annual Meeting of Stockholders
May 4, 2006
________________________

SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125, on Thursday, May 4, 2006, at 10:00 A.M. local time, or at any adjournment(s) thereof.

     This Proxy Statement, together with the Company’s Annual Report for the fiscal year ended December 31, 2005, is first being mailed to stockholders on or about March 29, 2006.

     When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted in favor of the proposals set forth thereon and for the nominees named herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

VOTING SECURITIES

     The Company had 36,849,308 shares of Common Stock outstanding at the close of business on March 6, 2006, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 6, 2006, will be entitled to notice of, and to vote at, the Annual Meeting. The Company’s Certificate of Incorporation and Bylaws do not provide for cumulative voting for the election of Directors.

     On October 26, 2004, the Company paid a special dividend (the “Special Dividend”) consisting of $6.50 in cash and $8.50 in principal amount of the Company’s 6% Subordinated Debentures due 2014 (the “Debentures”) for each share of Common Stock outstanding on October 12, 2004. In connection with the Special Dividend, on August 31, 2004, the Company amended its outstanding stock option plans and agreements to clarify that the anti-dilution adjustment language contained therein includes the authority to make adjustments for extraordinary dividends declared on the Company’s Common Stock, whether payable in the form of cash or other consideration (including Debentures), and so adjusted the shares subject to and the per share exercise price with respect to outstanding options. This adjustment resulted in an increase in the number of shares subject to each outstanding option and an adjustment to the option purchase price designed to maintain the option holders’ intrinsic value following issuance of the Special Dividend. References in this Proxy Statement to beneficial stock ownership or outstanding options for periods following October 12, 2004 (e.g., December 25, 2004, December 31, 2005 and March 6, 2006) reflect the equitable adjustment made to options outstanding on October 12, 2004, while historical information about options held or issued prior to October 12, 2004 has not been adjusted to reflect the subsequent equitable adjustment.

PRINCIPAL STOCKHOLDERS

     As of March 6, 2006, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:

	Shares Beneficially
Name and Address of Beneficial Owner	Owned		Percent of Class
NFJ Investment Group L.P.	1,929,600	(1)	5.3%(2)
2100 Ross Avenue, Suite 1840
Dallas, Texas 75201
Franklin Resources, Inc.	1,882,925	(3)	5.1%(2)
One Franklin Parkway
San Mateo, CA 94403-1906
____________________
(1)	This information is based on a Schedule 13G filed on February 14, 2006 with the Securities and Exchange Commission by NFJ Investment Group L.P. (“NFJ”) with respect to the Company’s Common Stock. In the Schedule 13G, NFJ reported that it had filed the Schedule 13G on behalf of NFJ and certain investment advisory clients or discretionary accounts relating to their collective beneficial ownership of shares of the Company’s Common Stock. The Schedule 13G reports that the shares of the Company’s Common Stock shown in the table above may be deemed to be beneficially owned by NFJ as a result of its role as investment adviser. According to the Schedule 13G, NFJ has the sole power to dispose of the shares and to vote the shares under its written guidelines.

(2)	The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G and the total number of shares outstanding as of December 31, 2005. The difference in the total number of shares outstanding on December 31, 2005 and March 6, 2006 does not materially affect the percentage of ownership of the class.

(3)	This information is based on a Schedule 13G filed on February 7, 2006 with the Securities and Exchange Commission by Franklin Resources, Inc. (“FRI”) with respect to the Company’s Common Stock. In the Schedule 13G, FRI reported that, with respect to the Company’s Common Stock, the shares shown in the table above were beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by one or more direct and indirect investment advisory subsidiaries of FRI. The

Schedule 13G reported that the investment advisory subsidiaries have investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiaries may be deemed to be the beneficial owner of the shares shown in the table. The Schedule 13G reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the “FRI Principal Stockholders”) (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The Schedule 13G reported that one of the investment advisory subsidiaries, Franklin Advisory Services, LLC (whose address is One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to 1,867,400 and 1,872,800, respectively, of the shares shown. FRI, the FRI Principal Stockholders and the investment advisory subsidiaries disclaim any pecuniary interest or beneficial ownership in the shares shown in the table above and indicate that they are of the view that they are not acting as a “group” for purposes of the Securities Exchange Act of 1934, as amended.

ELECTION OF DIRECTORS

     The Board of Directors proposes to elect the following seven persons, each as nominated by the Board of Directors, at the Annual Meeting to serve (subject to the Company’s Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 3, 2007), or until the election and qualification of their successors: Alexander P. Federbush, Gennaro J. Fulvio, Gary S. Gladstein, Terry Hermanson, Robert B. Hodes, Harvey L. Karp and William D. O’Hagan. If any such person should be unwilling or unable to serve as a director of the Company, which is not anticipated, the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

     Directors are elected by a plurality of the votes cast. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE
OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES

     The following table sets forth, as of March 6, 2006, information about the 2,329,440 shares of Common Stock (calculated based on 36,849,308 shares outstanding) beneficially owned by each of the Company’s current directors, nominees for director, executive officers and Named Officers (as defined under “Executive Compensation”). Unless otherwise indicated, all directors and nominees for director, executive officers and Named Officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

	Common Stock Beneficially Owned as of March 6, 2006

		Percent of Class
Principal Occupation, Employment, etc.
Alexander P. Federbush	3,500	*
Director of the Company since February 17, 2005; age 63 (1)

Gennaro J. Fulvio	12,336	*
Director of the Company since May 9, 2002; age 49 (2)

Gary S. Gladstein	29,848	*
Director of the Company since July 1, 2000; Director of Jos.
A. Bank Clothiers, Inc. and Cresud Inc.; age 61 (3)

Terry Hermanson	9,224	*
Director of the Company since February 13, 2003; age 63 (4)

Robert B. Hodes	36,648	*
Director of the Company since February 10, 1995; age 80 (5)
Harvey L. Karp	1,041,886	2.83%
Chairman of the Board of Directors since October 8, 1991;
Director since August 1991; age 78

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 6, 2006	Percent of Class
William D. O’Hagan	743,802.00%
Chief Executive Officer of the Company since January 1,
1994; Chief Operating Officer of the Company since June 22,
1992; President of the Company since December 1, 1992;
Director of the Company since January 1993; age 64 (6)
Karl J. Bambas	500	*
Vice President-Tax of the Company since October 28, 2004;
age 45 (7)
Peter D. Berkman	24,864	*
President-Trading Group of the Company since October 13,
2005; President of B&K Industries, Inc., a subsidiary of the
Company, since August 1998; age 39 (8)
Gregory L. Christopher	130,650	*
President-Standard Products Division of the Company since
October 13, 2005; age 44 (9)
Richard W. Corman	29,695	*
Vice President-Controller of the Company since October 28,
2004; age 49 (10)
Patrick W. Donovan	-	*
President-European Operations of the Company since October
13, 2005; age 57 (11)
Michael O. Fifer	11,836	*
President-Engineered Products Division of the Company since
October 13, 2005; age 49 (12)
Roy C. Harris	44,788	*
Vice President and Chief Information Officer of the Standard
Products Division of the Company since October 13, 2005;
age 63 (13)

	Common Stock
	Beneficially
	Owned as of	Percent of
Principal Occupation, Employment, etc.	March 6, 2006	Class
Jeffrey A. Martin	6,045	*
Vice President-Finance of the Company since October 28,
2004; age 39 (14)
Kent A. McKee	140,525	*
Executive Vice President of the Company since October 13,
2005; Chief Financial Officer of the Company since April 1,
1999; age 45 (15)
Lee R. Nyman	4,391	*
Vice President-Standard Products Division, Manufacturing-
Metals of the Company since October 13, 2005; age 53 (16)
James H. Rourke	58,902	*
President-Industrial Products Division of the Company since
December 27, 2003; General Manager-Rod since January 29,
2002; age 57 (17)
Gary C. Wilkerson	-	*
Vice President, General Counsel and Secretary of the
Company since May 2, 2005; age 59 (18)
Executive Officers, Named Officers and Directors as a Group	2,329,440	6.21%**
____________________
*	Less than 1%

**	Includes 689,709 shares of Common Stock which are subject to currently exercisable stock options held by officers and directors of the Company.

(1)

Mr. Federbush has been the President of the Queens West Development Corp., a subsidiary of the Empire State Development Corporation, a public-benefit corporation that is a joint venture among New York State, New York City and the Port Authority of New York and New Jersey, for more than the past five years. The number of shares of Common Stock beneficially owned by Mr. Federbush includes (i) 500 shares of Common Stock owned by Mr. Federbush’s spouse, (ii) 1,000 shares of Common Stock owned by a corporation in which Mr. Federbush is an officer and (iii) 2,000 shares of Common Stock which are subject to currently exercisable stock options.

(2)	Mr. Fulvio has been a member of Fulvio & Associates, LLP, Certified Public Accountants (formerly Speer & Fulvio, LLP), since 1987. The number of shares of Common Stock beneficially owned by Mr. Fulvio includes 11,336 shares of Common Stock which are subject to currently exercisable stock options and 1,000 shares of Common Stock which are owned by Mr. Fulvio’s spouse.

(3)	Mr. Gladstein previously served as a director of the Company from 1990 to 1994. Mr. Gladstein is currently an independent investor and consultant. From the beginning of 2000 to August 31, 2004, Mr. Gladstein was a Senior Consultant at Soros Fund Management. He was Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. The number of shares of Common Stock beneficially owned by Mr. Gladstein includes 14,448 shares of Common Stock which are subject to currently exercisable stock options.

(4)	Mr. Hermanson has been the principal and President of Mr. Christmas, Inc., a wholesale merchandising company, for more than the last five years. The number of shares of Common Stock beneficially owned by Mr. Hermanson includes 8,224 shares of Common Stock which are subject to currently exercisable stock options.

(5)	Mr. Hodes is Of Counsel to the New York law firm of Willkie Farr & Gallagher LLP and has served as an attorney with the firm for more than the last five years. The number of shares of Common Stock beneficially owned by Mr. Hodes includes (i) 2,200 shares of Common Stock owned by Mr. Hodes’ children (as to which Mr. Hodes disclaims beneficial ownership) and (ii) 14,448 shares of Common Stock which are subject to currently exercisable stock options.

(6)	The number of shares of Common Stock beneficially owned by Mr. O’Hagan includes (i) 300,098 shares of Common Stock which are subject to currently exercisable stock options, (ii) 414,866 shares of Common Stock held through family trusts (of which 28,136 are held through a trust established for the benefit of Mr. O’Hagan’s spouse) and (iii) 28,838 shares of Common Stock owned by a family partnership of which Mr. O’Hagan is a general partner and in which Mr. O’Hagan and his spouse together hold a 99% interest. Mr. O’Hagan disclaims beneficial ownership of the 28,136 shares of Common Stock held by the trust established for the benefit of his spouse.

(7)	Mr. Bambas served as the Company’s Tax Director for more than five years prior to October 28, 2004. The number of shares of Common Stock beneficially owned by Mr. Bambas includes 500 shares of Common Stock which are subject to currently exercisable stock options.

(8)	Mr. Berkman served as President of B&K Industries, Inc., a wholly owned Subsidiary of the Company, for more than five years prior to October 13, 2005. The number of shares beneficially owned by Mr. Berkman includes (i) 12,614 shares of Common Stock which are subject to currently exercisable stock options and (ii) 2,250 shares of Common Stock held in custodial accounts for his children.

(9)	Mr. Christopher served as Vice President of Sales-Standard Products Division of the Company for more than five years prior to October 13, 2005. The number of shares of Common Stock beneficially owned by Mr. Christopher includes 110,588 shares of Common Stock which are subject to currently exercisable stock options.

(10)	Mr. Corman served as the Company’s Corporate Controller for more than five years prior to October 28, 2004. The number of shares of Common Stock beneficially owned by Mr. Corman includes 19,359 shares of Common Stock which are subject to currently exercisable stock options.

(11)	Mr. Donovan served (i) as Managing Director of Mueller Europe Ltd. from January 2003 until October 13, 2005, (ii) as Executive Director of BSS Group PLC, a specialist distributor of pipeline, heating, ventilation, plumbing and sanitaryware products, from April 2001 until December 2002 and (iii) as Chief Executive of BSS Group PLC from 1997 until April 2001.

(12)	Mr. Fifer served as (i) Executive Vice President of the Company from June 30, 2003 until October 13, 2005 and (ii) as President, North American Operations, for Watts Water Technologies, Inc., a plumbing valve manufacturer, for more than five years prior to May 31, 2003. The number of shares of Common Stock beneficially owned by Mr. Fifer includes 11,836 shares of Common Stock which are subject to currently exercisable stock options.

(13)	Mr. Harris served (i) as Vice President and Chief Information Officer of the Company from July 5, 2000 until October 13, 2005, (ii) as Division Manager of the Company’s Standard Products Division from May 1, 1997 through July 5, 2000 and (iii) as Controller, Standard Products Division, from December 1995 to May 1, 1997. The number of shares of Common Stock beneficially owned by Mr. Harris includes 21,665 shares of Common Stock which are subject to currently exercisable stock options.

(14)	Mr. Martin served (i) as Director of Corporate Finance of the Company from January 1, 2002 to October 28, 2004, (ii) as Manager of Corporate Finance of the Company from January 1, 2001 to December 31, 2001, (ii) as Manager of Corporate Accounting of the Company from January 15, 1996 to December 31, 2000 and (iv) as a Manager and other positions in audit services with PricewaterhouseCoopers LLP, a public accounting firm, from September 1989 to January 1996. The number of shares of Common Stock beneficially owned by Mr. Martin includes 6,045 shares of Common Stock which are subject to currently exercisable stock options.

(15)	Mr. McKee served (i) as Vice President of the Company from February 11, 1999 until October 13, 2005, (ii) as Vice President-Business Development/Investor Relations of the Company from December 14, 1995 to February 11, 1999, (iii) as Treasurer of the Company from November 8, 1991 to December 14, 1995 and (iv) as Assistant Secretary of the Company from August 28, 1991 to December 14, 1995. The number of shares of Common Stock beneficially owned by Mr. McKee includes 94,779 shares of Common Stock which are subject to currently exercisable stock options.

(16)	Mr. Nyman served as (i) Senior Vice President-Manufacturing/Engineering of the Company from February 11, 1999 until October 13, 2005 and (ii) Vice President- Manufacturing/Management Engineering of the Company from July 7, 1993 to February 11, 1999. The number of shares of Common Stock beneficially owned by Mr. Nyman includes 4,000 shares of Common Stock which are subject to currently exercisable stock options.

(17)	Mr. Rourke served (i) as Vice President-Industrial Products Division of the Company from December 14, 1995 to December 27, 2003, (ii) as Vice President and General Manager- Industrial Division of the Company from November 4, 1993 to December 14, 1995 and (iii) prior thereto as Vice President and General Manager, Industrial Products, for Mueller Brass Co. in Port Huron, Michigan. The number of shares of Common Stock beneficially owned by Mr. Rourke includes 57,769 shares of Common Stock which are subject to currently exercisable stock options.

(18)	Mr. Wilkerson served (i) as Of Counsel to the Memphis law firm of Pietrangelo Cook, LLP from April 2002 to May 2005 and (ii) as Vice President and General Counsel for Lousiana- Pacific Corporation from 1997 to January 2002.

Meetings and Committees of the Board of Directors

     During 2005, the Board of Directors held four meetings. The Board of Directors established a standing Audit Committee and a Compensation Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the “Plan Committees”) to be responsible for administering the Company’s 1991 Employee Stock Purchase Plan and the Company’s 1991 Incentive Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. On May 12, 1994, the Board of Directors created two committees to be responsible for administering the Company’s 1994 Stock Option Plan and the Company’s 1994 Non-Employee Director Stock Option Plan, on February 12, 1998 created a committee to be responsible for administering the Company’s 1998 Stock Option Plan and on February 12, 2002 created a committee to be responsible for administering the Company’s 2002 Stock Option Plan (collectively, the “Option Plan Committees”). On February 12, 2004, the Board of Directors changed the name of the Nominating Committee to the Nominating and Corporate Governance Committee. During 2005, no director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     The Audit Committee is composed of three directors who are not officers or employees of the Company: Gennaro J. Fulvio (Chairman), Gary S. Gladstein and Terry Hermanson. Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the New York Stock Exchange (the “NYSE”) and applicable SEC rules. For more information on the NYSE standards for independence, see “Corporate Governance-Director Independence” in this Proxy Statement. The Board of Directors has further determined that (i) all members of the Audit Committee are financially literate and (ii) Gary S. Gladstein and Gennaro J. Fulvio each possess accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and are each audit committee financial experts within the meaning of applicable SEC rules. The Audit Committee (i) appoints the Company’s independent accountants, (ii) reviews and approves any major change in the Company’s accounting policy, (iii) reviews the scope and results of the independent audit, (iv) reviews and considers the independence of the accountants, (v) reviews the effectiveness of the Company’s internal audit procedures and personnel, (vi) reviews the Company’s policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments and (vii) makes such reports and recommendations to the Board of Directors as it may deem appropriate. The Audit Committee held eight formal meetings during the last fiscal year, seven of which were attended by the Company’s independent auditors. At such meetings, the Audit Committee discussed the scope and results of the annual audit and issues of accounting policy and internal controls.

     The Compensation Committee is composed of three directors who are not officers or employees of the Company: Terry Hermanson (Chairman), Alexander P. Federbush and Gennaro J. Fulvio. Each member of the Compensation Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. In addition, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” as defined in Section 162 (m) of the Internal Revenue Code of 1986, as amended (the “Code”) These same directors also serve as members of the Plan Committee and the Option Plan Committees. The Compensation Committee (i) provides assistance to the Board of Directors in discharging the Board of Directors’ responsibilities relating to management organization, performance, compensation and succession and (ii)

makes such recommendations to the Board of Directors as it deems appropriate. During the fiscal year 2005, the Compensation Committee and the Option Plan Committee held three formal meetings.

     The Nominating and Corporate Governance Committee is composed of three directors who are not officers or employees of the Company: Gary S. Gladstein (Chairman), Alexander P. Federbush and Gennaro J. Fulvio. Each member of the Nominating and Corporate Governance Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. The Nominating and Corporate Governance Committee is responsible for the recommendation to the Board of Directors of director nominees for election to the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for recommending committee assignments and responsibilities to the Board of Directors, overseeing the evaluation of Board of Directors and management effectiveness, developing and recommending to the Board of Directors corporate governance guidelines, and generally advising the Board of Directors on corporate governance and related matters. The Nominating and Corporate Governance Committee (then the Nominating Committee) held one formal meeting during fiscal year 2005.

Director Compensation

     From January 1, 2005 through June 30, 2005, directors of the Company who were not employed by the Company received an annual fee for serving on the Company’s Board of Directors of $35,000, plus a fee of $1,000 per Board and $750 per Audit, Compensation or Nominating and Corporate Governance Committee meeting attended by such director, plus reimbursement for such director’s expenses incurred in connection with any such Board or Committee meeting, except no Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. In addition, the Chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees received an annual fee of $2,500. On May 5, 2005, the Board of Directors approved a resolution, effective on July 1, 2005, increasing the annual fee paid to non-employee directors to $45,000, increasing the annual fee paid to the Chairman of the Audit Committee to $5,000 and the annual fee paid to the Chairman of each of the Compensation and Nominating and Corporate Governance Committees to $3,500. Per meeting fees remained unchanged, however, the fee of $750 per Audit, Compensation or Nominating and Corporate Governance Committee meeting will be paid whether or not such committee meeting is held in conjunction with a Board of Directors meeting.

     Under the Company’s 1994 Non-Employee Director Stock Option Plan, each member of the Company’s Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company’s Annual Meeting of Stockholders, without further action by the Board, an option to purchase 2,000 shares of Common Stock at the fair market value of the Common Stock on the date the option is granted. As of March 6, 2006, options to purchase 50,456 shares of Common Stock were outstanding under the Company’s 1994 Non-Employee Director Stock Option Plan.

Board of Directors Affiliations

     Mr. Hodes is Of Counsel to the law firm of Willkie Farr & Gallagher LLP, which provided legal services to the Company during 2005.

CORPORATE GOVERNANCE

     The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July, 2002, Congress passed the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, following the passage of Sarbanes-Oxley, the NYSE adopted changes to its corporate governance and listing requirements.

Director Independence

     The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent,” in compliance with the rules of the NYSE, are comprised, in part, of those objective standards set forth in the NYSE rules, which generally provide that (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who has received, or whose immediate family member has received, during any twelve-month period within the last three years, more than $100,000 per year in direct compensation from the Company, except for certain permitted payments, would not be independent; (c) a director or an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor, a director who is a current employee of such a firm, a director who has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or a director or an immediate family member who was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time would not be independent; (d) a director or an immediate family member who is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on the other company’s compensation committee would not be independent; and (e) a director who is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, would not be independent. In addition to these objective standards and in compliance with NYSE rules, no director will be considered independent who has any other material relationship with the Company that could interfere with the director’s ability to exercise independent judgment. The Board of Directors exercises appropriate discretion in identifying and evaluating the materiality of any relationships directors may have with the Company.

     The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s current “independent” directors are: Alexander P. Federbush, Gennaro J. Fulvio, Gary S. Gladstein, Terry Hermanson and Robert B. Hodes. In determining that Mr. Hodes did not have a material relationship with the Company, the Board of Directors considered that Mr. Hodes was Of Counsel to the law firm of Willkie Farr & Gallagher LLP and that the fees paid by the Company to such firm have been substantially below 2% of such firm’s gross revenues in each of the last three years.

Independent Directors

  A majority of the members of the Company’s Board of Directors have been determined to meet the NYSE’s standards for independence. See “Director Independence” above.

  The Company’s Corporate Governance Guidelines provide that the Company’s independent directors shall hold annually at least two formal meetings independent from management. The independent directors will choose a non-management director to preside at non-management sessions of the Board of Directors.

Audit Committee

  All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by the NYSE and applicable SEC rules. See “Director Independence” above.

  In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

  The Board of Directors has determined that all members of the Audit Committee are financially literate. Further, the Board of Directors has determined that Gary S. Gladstein and Gennaro J. Fulvio each possess accounting or related financial management expertise, within the meaning of the listing standards of the NYSE, and are each audit committee financial experts within the meaning of applicable SEC rules.

  Ernst & Young LLP, the Company’s independent auditors, reports directly to the Audit Committee.

  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

  The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company’s accounting, internal accounting controls or auditing matters.

  The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com.

Compensation Committee

  All members of the Compensation Committee have been determined to meet the NYSE standards for independence. See “Director Independence” above. Further, each member of the Compensation Committee is a “Non- Employee Director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code.

  The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com.

Nominating and Corporate Governance Committee

  All members of the Nominating and Corporate Governance Committee have been determined to meet the NYSE standards for independence. See “Director Independence” above.

  The Nominating and Corporate Governance Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, and who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company’s stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

  Once the Nominating and Corporate Governance Committee has identified prospective nominees, background information is elicited about the candidates, following which they are investigated, interviewed and evaluated by the Committee which then reports to the Board of Directors.

  The Nominating and Corporate Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com.

     The Nominating and Corporate Governance Committee does not consider individuals nominated by stockholders for election to the Board. However, under the Company’s Bylaws, nominations for the election of directors may be made by a qualifying stockholder, but only if written notice of such stockholder’s intent to make such nomination has been received by the Secretary of the Company at the Company’s principal place of business (8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125) not less than 60 days and not more than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting (unless the annual meeting date is advanced by more than thirty days or delayed by more than sixty days, in which case different deadlines apply) and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not earlier than 90 days prior to the special meeting and not later than the later of (a) 60 days prior to such special meeting or (b) the tenth day following the day on which public announcement is first made of the date of the special meeting, provided that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the tenth day following the day on which such public announcement is first made by the Company. To be a qualifying stockholder, the stockholder must be a stockholder of record at the time the notice was delivered to the Secretary of the Company. Each such notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A (or successor provisions) under the Exchange Act, including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; (b) as to any other business that the stockholder desires to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See “Stockholder Nominations for Board Membership and Other Proposals for 2007 Annual Meeting.”

Corporate Governance Guidelines

  The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility, director access to officers and employees, director compensation, director orientation and continuing education and the annual performance evaluation of the Board of Directors.

  Copies of the guidelines can be obtained free of charge from the Company’s website at www.muellerindustries.com.

Code of Business Conduct and Ethics

  The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

  Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company’s directors and executive officers must be approved by the Board of Directors and will be posted on the Company’s website at www.muellerindustries.com.

  Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.muellerindustries.com.

Directors’ Attendance at Annual Meetings of Stockholders

     It is the policy of the Company’s Board of Directors to expect that all directors attend annual meetings of Stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance with the Chairman of the Board. All members of the Board of Directors attended the Company’s 2005 Annual Meeting of Stockholders.

Communication With the Board of Directors

     Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the Chairman of the non-management directors or the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating and Corporate Governance Committee, Mueller Industries, Inc., 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the annual and long-term compensation for services in all capacities for the Company for the fiscal years 2005, 2004 and 2003, of those persons who were (i) the chief executive officer and (ii) at December 31, 2005, each of the four remaining most highly compensated executive officers, and one other person who was an executive officer during the fiscal year 2005 (Mr. Lee R. Nyman) and who would have been one of the four remaining most highly compensated executive officers but for the fact that he was not an executive officer at the end of the fiscal year 2005 (collectively, the “Named Officers”).

					Long-Term
					Compensation
					Awards
		Annual Compensation(1)
				Other Annual	Securities	All Other
				Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus	(2)	Options(#)(3)	(4)
Harvey L. Karp	2005	$1,341,250	$2,500,000	$1,396	—	—
Chairman of the Board	2004	$873,605	$1,790,890	$5,393	—	—
	2003	$841,250	$841,250	$6,588	—	—

William D. O’Hagan (5)	2005	$723,573	$1,447,146	$153,001	100,000	$8,400
President and Chief	2004	$595,634	$1,191,266	$115,431	100,000	$8,200
Executive Officer	2003	$573,573	$544,894	$89,691	100,000	$8,000

Kent A. McKee (5)	2005	$262,240	$299,740	—	70,000	$8,400
Executive Vice	2004	$264,108	$356,545	—	25,000	$8,200
President and Chief	2003	$247,200	$113,278	—	20,000	$8,000
Financial Officer

					Long-Term
					Compensation
					Awards
		Annual Compensation(1)
				Other Annual	Securities	All Other
				Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus	(2)	Options(#)(3)	(4)
Michael O. Fifer (5) (6)	2005	$238,700	$272,834	—	12,500	$8,400
President-Engineered	2004	$240,404	$324,545	—	15,000	$8,200
Products Division	2003	$103,846	$45,401	$38,371	20,000	$2,078

Peter D. Berkman	2005	$333,333	$135,708	—	57,500	$8,400
President-Trading	2004	$333,333	$123,139	—	10,000	$8,200
Group	2003	$333,333	$71,475	—	7,500	$8,000

Lee R. Nyman	2005	$265,225	$303,152	$9,519	20,000	$8,400
Vice President-	2004	$267,115	$360,606	$9,966	20,000	$8,200
Standard Products	2003	$244,802	$111,757	$7,408	20,000	$8,000
Division,
Manufacturing/Metals
____________________
(1)	Includes all amounts earned for the respective years, even if deferred under the Company’s Executive Deferred Compensation Plan.

(2)	Includes perquisites, except where the total amount of perquisites received by the named executive officer was less than $50,000 or 10% of the named executive officer’s salary and bonus, and amounts reimbursed for the payment of taxes. For Mr. O’Hagan, this column includes the aggregate incremental cost to the Company of providing personal use of Company aircraft ($121,340 in 2005, $85,131 in 2004 and $78,739 in 2003). The calculation of incremental cost for personal use of company aircraft includes only those variable costs incurred as a result of personal flight activity and excludes non-variable costs, such as pilots’ salaries, purchase costs of the aircraft and non trip-related hangar expenses which would have been incurred regardless of whether there was any personal use of the aircraft. For Mr. Fifer, this column includes $21,737 reimbursed for moving expenses in 2003.

(3)	All options issued in 2004 were issued prior to October 12, 2004 (the record date for the Special Dividend) and the number of options listed for 2004 does not reflect the adjustment for the Special Dividend. See “Voting Securities” above.

(4)	Consists of $8,400 contributed by the Company on behalf of each of Messrs. O’Hagan, McKee, Fifer, Berkman and Nyman, as matching contributions for 2005 under the Company’s 401(k) Plan.

(5)	In addition, each of Messrs. O’Hagan, McKee and Fifer received $17,000, $17,000 and $18,500, respectively, in fees for serving as a Director of Conbraco Industries, Inc., an unconsolidated entity in which the Company owns a 38% equity interest. These amounts are not included in the Summary Compensation Table because such amounts were not received for services rendered to the Company and its subsidiaries.

(6)	Mr. Fifer joined the Company on June 30, 2003.

Option Grants During 2005 Fiscal Year

     Shown below is information on options granted during the fiscal year ended December 31, 2005, to the Named Officers. The Company did not award stock appreciation rights to any executive officer during 2005.

Option Grants in Last Fiscal Year

						Potential Realizable
						Value at Assumed
						Annual Rates of Stock
						Price Appreciation for
	Individual Grants					Option Term
	Number of	% of Total		Market
	Securities	Options	Exercise	Price on
	Underlying	Granted to	or Base	Date of
	Options	Employees in	Price	Grant	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	($/Sh)	Date	5%	10%
Harvey L. Karp	—	0.00%	$—	$—	—	$—	$—
William D. O’Hagan	100,000(1)	22.22%	$31.22	$31.22	2/23/2015	$1,963,409	$4,975,664
Kent A. McKee	25,000(2)	5.56%	$31.22	$31.22	2/23/2015	$490,852	$1,243,916
	45,000(3)	10.00%	$28.04	$28.04	12/18/2015	$793,539	$2,010,984
Michael O. Fifer	12,500(2)	2.78%	$31.22	$31.22	2/23/2015	$245,426	$621,958
Peter D. Berkman	45,000(3)	10.00%	$28.04	$28.04	12/18/2015	$793,539	$2,010,984
	12,500(2)	2.78%	$31.22	$31.22	2/23/2015	$245,426	$621,958
Lee R. Nyman	20,000(2)	4.44%	$31.22	$31.22	2/23/2015	$392,682	$995,133
____________________
(1)	These options were granted on February 23, 2005 For purposes of determining the potential realizable values of these options, the mean between the highest and lowest sales price of the Common Stock on the trading date immediately preceding the date of grant was used as the per-share market price at the time of grant. These options vest ratably over a five-year term on each anniversary of the date of grant, with the first 20% having vested on February 23, 2006, except that if there is a “Change in Control,” all remaining unvested options become immediately exercisable on the later of (i) the day Mr. O’Hagan notifies the Company he is terminating his employment with the Company as a result of said change and (ii) ten days prior to the date Mr. O’Hagan’s employment is terminated.

(2)	These options were granted on February 23, 2005. For purposes of determining the potential realizable values of these options, the mean between the highest and lowest sales price of the Common Stock on the trading date immediately preceding the date of grant was used as the per-share market price at the time of grant. These options vest ratably over a five-year term on each anniversary of the date of grant, with the first 20% having vested on February 23, 2006, except that upon a “Change in Control,” any options not previously vested become immediately exercisable.

(3)	These options were granted on December 27, 2005. For purposes of determining the potential realizable values of these options, the mean between the highest and lowest sales price of the Common Stock on the trading date immediately preceding the date of grant was used as the per-share market price at the time of grant. These options vest ratably over a five-year term on each anniversary of the date of grant, with the first 20% vesting on December 27, 2006, except that upon a “Change in Control,” any options not previously vested become immediately exercisable.

Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values

Aggregated Option Exercises in Last Fiscal Year
and Option Values at December 31, 2005

			Number of Securities
			Underlying		Value of Unexercised In-
			Unexercised Options		the-Money Options at
			at Dec. 31, 2005 (#)		Dec. 31, 2005 (2)
	Shares	Value
	Acquired on	Realized	Exercisable/		Exercisable/
Name	Exercise (#)	($)(1)	Unexercisable		Unexercisable
Harvey L. Karp	—	$—	—	—	—	—
William D. O’Hagan	—	$—	186,732	380,098	$1,566,407	$2,325,111
Kent A. McKee	—	$—	71,882	127,577	$623,438	$464,933
Michael O. Fifer	—	$—	10,892	49,846	$93,713	$312,438
Peter D. Berkman	58,763	$605,648	2,334	81,619	$28,517	$191,837
Lee R. Nyman	19,202	$132,396	101,546	76,021	$843,807	$455,975
____________________
(1)	Represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of shares subject to exercise.

(2)	Represents the difference between the closing price of the Common Stock on the last trading day prior to December 31, 2005 (which was $27.42 per share) and the exercise price of the options multiplied by the number of shares underlying the options.

     During 2005, no award was made under any long-term incentive plan. The Company does not have a defined benefit or actuarial plan covering any of the Named Officers.

Employment Contracts and Termination of Employment Arrangements

     Effective as of June 21, 2004, and in connection with the execution of the Karp Consulting Agreement discussed below, the Company amended Harvey L. Karp’s then existing Amended and Restated Employment Agreement to eliminate the three-year rolling term, which was automatically extended so that the unexpired term on any date was always three years, and replace it with a fixed term which expires on December 31, 2007. Effective as of May 5, 2005, in connection with the approval of the Mueller Industries, Inc. Annual Bonus Plan (the “Annual Bonus Plan”) by the Company’s stockholders, the Company further amended Mr. Karp’s then existing Amended and Restated Employment Agreement (as amended, the “Karp Employment Agreement”) to replace payment of a discretionary cash bonus to Mr. Karp with participation in the Annual Bonus Plan. The Karp Employment Agreement provides for Mr. Karp to serve as Chairman of the Board of Directors of the Company. Under the terms of the Karp Employment Agreement, Mr. Karp is to receive (i) an annual base salary of at least $606,373 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and (ii) a performance-based cash bonus under the terms and conditions of the Annual Bonus Plan. Mr. Karp is also entitled to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the Karp Employment Agreement, Mr. Karp’s employment may be terminated by the Company without Cause (as defined in the Karp Employment Agreement) or by Mr. Karp for Good Reason (as defined in the Karp Employment Agreement) upon appropriate written notice. In either such event, Mr. Karp will continue to receive his then-current base salary as if his employment had continued for the remainder of the then-current term and an annual bonus for the remainder of the then-current term equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. Karp will immediately vest and become exercisable and Mr. Karp will continue to participate in the

Company’s health plans and programs at the Company’s expense and the Company will furnish Mr. Karp with an office in New York City and a secretary for the remainder of such term.

     Mr. Karp may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. Karp will be entitled to receive any accrued but unpaid base salary and, at the Company’s discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. Karp’s employment for Cause (as defined in the Karp Employment Agreement) upon appropriate written notice. In such event, Mr. Karp will forfeit all existing Company stock options, but such options shall remain exercisable for the 30-day period following Mr. Karp’s receipt of the written notice. Mr. Karp may terminate his employment for any reason within six months following a Change in Control (as defined in the Karp Employment Agreement). In such event, the Company will pay to Mr. Karp a lump sum amount equal to (i) his then-current base salary multiplied by the number of full and partial years remaining in the term of the Karp Employment Agreement and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of full and partial years remaining in the term of the Karp Employment Agreement. In addition, all outstanding unvested options then held by Mr. Karp shall become immediately exercisable. In the event that any Payment (as defined in the Karp Employment Agreement) would be subject to the excise tax imposed by the “Golden Parachute” regulations under the Code, Mr. Karp would be entitled to a gross-up payment from the Company to cover such taxes.

     Effective as of May 12, 2000, the Company amended William D. O’Hagan’s then-existing Amended and Restated Employment Agreement and, effective as of May 5, 2005, in connection with the approval of the Annual Bonus Plan by the Company’s stockholders, the Company further amended Mr. O’Hagan’s then existing Amended and Restated Employment Agreement (as amended, the “O’Hagan Employment Agreement”) to replace the payment of a discretionary cash bonus to Mr. O’Hagan with participation in the Annual Bonus Plan. The O’Hagan Employment Agreement provides for Mr. O’Hagan to serve as President and Chief Executive Officer of the Company for a rolling three-year term,which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term (the “O’Hagan Employment Period”). Under the terms of the O’Hagan Employment Agreement,

Mr. O’Hagan is to receive (i) an annual base salary of at least $413,430 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and (ii) a performance-based cash bonus under the terms and conditions of the Annual Bonus Plan. Mr. O’Hagan is also entitled to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the O’Hagan Employment Agreement, Mr. O’Hagan’s employment may be terminated by the Company without Cause (as defined in the O’Hagan Employment Agreement) or by Mr. O’Hagan for Good Reason (as defined in the O’Hagan Employment Agreement) upon appropriate written notice. In either such event, Mr. O’Hagan will continue to receive his then-current base salary as if his employment had continued for the remainder of the O’Hagan Employment Period and an annual bonus for the remainder of the O’Hagan Employment Period equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. O’Hagan will immediately vest and become exercisable and Mr. O’Hagan will continue to participate in the Company’s health plans and programs at the Company’s expense until he reaches age 65.

     Mr. O’Hagan may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. O’Hagan will be entitled to receive any accrued but unpaid base salary and, at the Company’s discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. O’Hagan’s employment for Cause (as defined in the O’Hagan Employment Agreement) upon appropriate written notice. If Mr. O’Hagan’s employment is terminated for Cause or if Mr. O’Hagan voluntarily resigns for any reason other than Good Reason, his right to receive his base salary, bonus and any other compensation and benefits to which he would otherwise be entitled under the O’Hagan Employment Agreement shall be forfeited as of the date of termination. Mr. O’Hagan may terminate his employment for any reason within six months following a Change in Control (as defined in the O’Hagan Employment Agreement). In such event, the Company will pay to Mr. O’Hagan a lump sum amount equal to (i) his then current base salary multiplied by the number of years (including partial years) then remaining in the O’Hagan Employment Period and

(ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of years (including partial years) then remaining in the O’Hagan Employment Period. In addition, all remaining unvested options previously granted to Mr. O’Hagan shall become immediately exercisable.

     On June 21, 2004, the Company entered into consulting and non-compete agreements with Messrs. Karp and O’Hagan to provide for post-employment consulting services to the Company (the “Karp Consulting Agreement” and the “O’Hagan Consulting Agreement,” respectively, and collectively, the “Consulting Agreements”).

     The consulting period under the Karp Consulting Agreement will begin on the earlier of (i) January 1, 2008, (ii) the termination of Mr. Karp’s employment by the Company without Cause (as defined in the Karp Employment Agreement), (iii) the termination of Mr. Karp’s employment upon a Change in Control (as defined in the Karp Employment Agreement) and (iv) the resignation of Mr. Karp for Good Reason (as defined in the Karp Employment Agreement), and will end on the sixth anniversary of such commencement.

     The consulting period under the O’Hagan Consulting Agreement will begin on the earlier of (i) the termination of Mr. O’Hagan’s employment by the Company without Cause (as defined in the O’Hagan Employment Agreement), (ii) the termination of Mr. O’Hagan’s employment upon a Change in Control (as defined in the O’Hagan Employment Agreement) and (iii) the resignation of Mr. O’Hagan for Good Reason (as defined in the O’Hagan Employment Agreement), and will end on the sixth anniversary of such commencement.

     During their respective consulting periods, Messrs. Karp and O’Hagan will serve as independent consultants and advisors to the Company on matters within their respective areas of expertise and for which they had responsibility during their employment with the Company, provided that neither will have to devote more than twenty hours per month during the first four years of their consulting period nor more than ten hours per month during the last two years of their consulting period. During the respective term of the Consulting Agreements, each executive agrees not to engage in Competitive Activity (as defined in the Consulting Agreements).

     As compensation, Messrs. Karp and O’Hagan will each be entitled to receive an annual consulting fee equal to (i) two thirds of their respective Final Base Compensation for the first four years of their consulting periods and one-third of their respective Final Base Compensation for the last two years of their consulting periods. The Final Base Compensation for Messrs. Karp and O’Hagan is the lesser of (i) their respective highest annual cash compensation (consisting of base salary and annual bonus) during the last three years of their employment with the Company or (ii) $2,000,000. In addition, they will be entitled to participate in the same health, major medical, hospitalization and dental insurance coverage as is generally available to the executive officers of the Company from time to time during their consulting periods. The Company will also provide Messrs. Karp and O’Hagan with the same office space provided under their respective Employment Agreements (or such other comparable office space anywhere in the United States designated by and acceptable to them) and secretarial services. During the consulting period, they will continue to have access to the Company’s private airplane on the same basis available to them while employed with the Company, provided they reimburse the Company for any personal use of such airplane.

     In the event that during the consulting period their respective consulting relationship is terminated by the Company without Cause (as defined in the Consulting Agreements) or Messrs. Karp or O’Hagan terminate their consulting relationship for Good Reason (as defined in the Consulting Agreements), the Company is required to make a lump sum severance payment equal to the balance of all amounts that would have been payable under their respective Consulting Agreement for the remainder of their respective consulting period. Such lump sum amount will be discounted for present value. In the event that any Payment (as defined in the Consulting Agreements) would be subject to the excise tax imposed by the “Golden Parachute” regulations under the Code, Messrs. Karp and O’Hagan would be entitled to a gross-up payment from the Company to cover such taxes.

     Effective as of October 17, 2002, the Company entered into an employment agreement with Kent A. McKee, the Company’s Executive Vice President and Chief Financial Officer (the “McKee Employment Agreement”). The McKee Employment Agreement provides for Mr. McKee to serve as Vice President and Chief Financial Officer of the Company (Mr. McKee was subsequently appointed Executive Vice President on October 13, 2005) for a rolling three-year term, which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term (the “McKee Employment Period”). Under the terms of the McKee Employment Agreement, Mr. McKee is to receive (i) an annual base salary of $240,000 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. McKee is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the McKee Employment Agreement, Mr. McKee’s employment may be terminated by the Company without Cause (as defined in the McKee Employment Agreement) or by Mr. McKee for Good Reason (as defined in the McKee Employment Agreement) upon appropriate written notice. In either such event, Mr. McKee will continue to receive his then-current base salary as if his employment had continued for the remainder of the McKee Employment Period and an annual bonus for the remainder of the McKee Employment Period equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. McKee will immediately vest and become exercisable and Mr. McKee will continue to participate in the Company’s health plans and programs at the Company’s expense until he reaches age 65. In the event that any Payment (as defined in the McKee Employment Agreement) would be subject to the excise tax imposed by the “Golden Parachute” regulations under the Code, Mr. McKee would be entitled to a gross-up payment from the Company to cover such taxes.

     Mr. McKee may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. McKee will be entitled to receive any accrued but unpaid base salary and, at the Company’s discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. McKee’s employment for Cause (as defined in the McKee Employment Agreement) upon appropriate written notice. If Mr. McKee’s employment is terminated for Cause or if Mr. McKee voluntarily resigns for any reason other than Good Reason, his right to receive his base salary, bonus and any other compensation and benefits to which he would otherwise be entitled under the McKee Employment Agreement shall be forfeited as of the date of termination. Mr.

McKee may terminate his employment for any reason within six months following a Change in Control (as defined in the McKee Employment Agreement). In such event, the Company will pay to Mr. McKee a lump sum amount equal to (i) his then current base salary multiplied by the number of years (including partial years) then remaining in the McKee Employment Period and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of years (including partial years) then remaining in the McKee Employment Period. In addition, all remaining unvested options previously granted to Mr. McKee shall become immediately exercisable.

     Effective as of August 16, 2002, the Company and B&K Industries, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Peter D. Berkman, the President of the Company’s Trading Group and the President of B&K Industries, Inc. (the “Berkman Employment Agreement”). The Berkman Employment Agreement was terminated by mutual consent in December 2005.

     The Company does not have any other employment agreements with Named Officers. Except as set forth above, the Company has no compensatory plan or arrangement with respect to any Named Officer which would result in severance or change-in-control payments in excess of $100,000.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS(1)

     The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committee). In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services provided by the independent auditors with the auditor’s independence.

     The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The Audit Committee and the Board has re-appointed, subject to shareholder approval, Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 30, 2006.

     The Audit Committee is governed by a formal charter, which can be accessed from the Company’s website at www.muellerindustries.com. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards and Rule 10A-3 of the Exchange Act.

Gennaro J. Fulvio, Chairman
Gary S. Gladstein
Terry Hermanson

____________________
(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Annual Base Salary and Bonus Payments

     Base compensation payable to Mr. Karp, the Company’s Chairman, and to Mr. O’Hagan, its Chief Executive Officer, is principally governed by the terms of their employment agreements. Pursuant to these agreements, Mr. Karp and Mr. O’Hagan received base compensation of $1,341,250 and $723,573, respectively, for 2005.

     The employment agreements for Messrs. Karp and O’Hagan also provide for payment of a performance-based cash bonus under the terms and conditions of the Company’s Annual Bonus Plan. For 2005, Messrs. Karp and O’Hagan were awarded performance-based cash bonuses in the amount of $2,500,000 and $1,447,146, respectively (excluding bonuses for 2004 which were paid in 2005, and certain other miscellaneous items). The bonuses paid to Messrs. Karp and O’Hagan were approved by the Compensation Committee based on the attainment of the Performance Goals established near the beginning of 2005. Under the provisions of the Annual Bonus Plan, bonus payments may be reduced (but not increased) on a discretionary basis. Accordingly, the Compensation Committee evaluated the contributions of Messrs. Karp and O’Hagan to the Company’s performance in 2005 and concluded that the full bonus amounts payable under the Annual Bonus Plan were justified and no reduction was warranted. Mr. Karp’s bonus was limited to the maximum amount allowable under the Annual Bonus Plan.

     The base salaries paid to executive officers for 2005 (other than Messrs. Karp and O’Hagan) remained substantially unchanged from the prior year. Bonuses paid to executive officers (other than Messrs. Karp and O’Hagan) were based upon the Company’s discretionary bonus program, which provided for bonuses to be paid based on the Company’s attainment of pre-determined earnings targets for the fiscal year 2005. The bonus payments were calculated based on the following factors: (i) actual base salary paid during the fiscal year, (ii) assigned bonus grade level and (iii) earnings targets based on Company performance or business unit performance, which increases the bonus amount when actual performance exceeds the predetermined target. For the 2005 bonus program, bonus payments were capped at 150% of an employee’s applicable bonus grade level.

Long-term Equity Awards

     The Compensation Committee periodically grants stock options to executive officers and other key employees as part of the Company’s overall executive compensation program. The Compensation Committee believes that stock options are an integral part of the Company’s executive compensation program, which motivates executives to practice long-term strategic management and aligns their financial interests with those of the Company’s stockholders. When granting options to executive officers and key employees, the Compensation Committee considers the total number of shares available under the Company’s option plans, the number of options previously granted to such employees, Company and individual performance, and each officer’s level of responsibility within the Company. However, no specific corporate or individual performance factors are used. Stock options are granted with a per share exercise price equal to the fair market value of the Company’s Common Stock at the time of grant, have a ten year term and vest ratably over five years, except under certain circumstances if there is a “Change in Control.”

     On February 23, 2005, the Compensation Committee granted options to acquire an aggregate of 200,000 shares of Common Stock to executive officers and key employees based in part on recommendations from Messrs. Karp and O’Hagan. In addition, on February 23, 2005, the Compensation Committee also approved an option grant of 100,000 shares of Common Stock to Mr. O’Hagan. Such options were granted in recognition of Mr. O’Hagan’s contributions to the Company’s success and as part of Mr. O’Hagan’s overall compensation program. In December 2005, the Compensation Committee granted options to acquire an aggregate of 135,000 shares of Common Stock to three executive officers; the purpose of these awards was to recognize the realignment of business units and concomitant responsibilities. The executives who received these options are considered key employees and as such are expected to have a substantial impact on the future performance of the Company.

     Section 162(m) of the Internal Revenue Code generally does not allow public companies to obtain tax deductions for compensation greater than $1 million paid in any year to any of their five most highly paid executive officers unless such payments qualify for an exemption thereunder. On May 5, 2005, following stockholder approval, the Company’s Annual Bonus Plan became effective. Compensation paid under the Annual Bonus Plan is fully deductible under Section

162(m). Commencing with 2005, it is the Company’s general policy to structure its incentive plans so that bonus and equity compensation paid to the Company’s five most highly compensated executive officers qualifies for the performance-based compensation exemption under Section 162(m) and is deductible for federal income tax purposes under Section 162(m), unless there is a valid compensation reason that would justify paying non-deductible amounts. Such action may be necessary in order for the Company to meet competitive market pressures and to ensure that it is able to attract and retain top talent to lead the organization successfully.

Terry Hermanson, Chairman
Alexander P. Federbush
Gennaro J. Fulvio

PERFORMANCE GRAPH

     The following table compares total stockholder return since December 30, 2000 to the Dow Jones Total Market Index (“Total Market Index”) and the Dow Jones US Building Materials Index (“Building Materials Index”). Total return values for the Total Market Index, the Building Materials Index and the Company were calculated based on cumulative total return values assuming reinvestment of dividends. The Common Stock is traded on the New York Stock Exchange under the symbol MLI.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Among Mueller Industries, Inc., Dow Jones Total Market
Index and Dow Jones US Building Materials Index

Fiscal Year Ending Last Saturday in December(1)

	12/30/2000	12/29/2001	12/28/2002	12/27/2003	12/25/2004	12/31/2005
Mueller Industries, Inc.	100	125	102	130	166	144
Dow Jones Total Market Index	100	89	68	88	100	107
Dow Jones US Building
Materials Index	100	103	88	122	163	174

____________________

(1)	Reflects reinvestment in shares of Common Stock of (i) regular quarterly dividends paid by the Company, (ii) the cash paid by the Company in connection with the Special Dividend and (iii) the proceeds of an assumed sale at par of the Debentures paid by the Company in connection with the Special Dividend.

EQUITY COMPENSATION PLAN INFORMATION

     The following table discloses information, as adjusted for the Special Dividend, regarding the securities to be issued and the securities remaining available for issuance under the Company’s stock-based incentive plans and arrangements as of December 31, 2005 (shares in thousands):

	(a)	(b)	(c)
Number of securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon exercise	Weighted average	compensation plans
	of outstanding	exercise price of	(excluding securities
	options, warrants	outstanding options,	reflected in column
Plan Category	and rights	warrants and rights	(a))
Equity compensation plans
approved by security
holders	1,576	$ 22.19	41
Equity compensation plans
not approved by security
holders	336	$ 18.20	--
Total	1,912	$ 21.49	41

Arrangements Not Approved by Security Holders

     On February 13, 2002, Mr. O’Hagan was granted an option to acquire 100,000 shares of Common Stock at an exercise price of $31.75 per share (subsequent to the grant, the option grant was modified to adjust equitably for the Special Dividend to 155,610 shares of Common Stock at an exercise price of $20.40 per share) and on February 13, 2003, Mr. O’Hagan was granted an option to acquire 100,000 shares of Common Stock at an exercise price of $25.10 per share (subsequent to the grant, the option grant was modified to adjust equitably for the Special Dividend to 155,610 shares of Common Stock at an exercise price of $16.13 per share) (collectively, the

“O’Hagan Treasury Options”). Each of the O’Hagan Treasury Options has a term of ten years, subject to earlier expiration upon termination of employment, and vests ratably over a five-year period from the date of the grant, except that if there is a Change in Control (as defined in the O’Hagan Employment Agreement), all of the O’Hagan Treasury Options will become immediately exercisable on the later to occur of (i) the day Mr. O’Hagan notifies the Company he is terminating his employment with the Company as a result of said change and (ii) ten days prior to the date Mr. O’Hagan’s employment with the Company is terminated by the Company. In addition, all outstanding unvested O’Hagan Treasury Options will immediately vest and become exercisable if Mr.O’Hagan’s employment is terminated by the Company without Cause (as defined in the O’Hagan Employment Agreement) or by Mr. O’Hagan for Good Reason (as defined in the O’Hagan Employment Agreement). The O’Hagan Treasury Options may only be exercised for shares of Common Stock held in treasury by the Company.

     On June 30, 2003, the Company granted to Mr. Michael O. Fifer options to acquire 20,000 shares of Common Stock at an exercise price of $27.06 per share. Subsequent to the grant, the remaining unexercised options were modified to adjust equitably for the Special Dividend to 24,897 shares of Common Stock at an exercise price of $17.39 per share. These options have a term of ten years, subject to earlier expiration upon termination of employment, and vest and become exercisable ratably over a five-year period from the date of the grant. These options may only be exercised for shares of Common Stock held in treasury by the Company.

For information regarding the Special Dividend, see “Voting Securities.”

     PROPOSAL TO APPROVE THE
AMENDMENT AND RESTATEMENT OF THE
2002 STOCK OPTION PLAN

     The 2002 Stock Option Plan (the “Original Plan”) was adopted by the Board of Directors on February 12, 2002, and subsequently approved by the Company’s stockholders. On February 16, 2006, the Board of Directors approved the amendment and restatement of the Original Plan (as amended and restated, the “Plan”), subject to the approval of stockholders at the Annual Meeting. The text of the amended and restated Plan is attached as Annex A. The purpose of the amendment and restatement is (i) to increase the number of shares available for issuance under the Original Plan by one million, (ii) to provide that shares that are withheld in payment of the exercise price or taxes will be available for future option awards, (iii) to provide for a post-termination exercise period of 12 months in the event of the termination of an optionholder’s employment on account of death or disability and 45 days in the event of the termination of an optionholder’s employment by the Company without cause, (iv) to allow for the payment of the exercise price of an option by personal check and through the withholding of shares subject to exercise and (v) to make certain other non-material technical changes. The complete text of the Plan has been filed with the Securities and Exchange Commission as Exhibit A to this Proxy Statement.

     Summary of Material Terms

     Management of the Company believes that the Plan is an essential tool in attracting and retaining the services of qualified employees. The Plan allows for the grant of “incentive stock options” (“Incentive Options”) as defined in Section 422 of the Code and stock options not so qualified as Incentive Options (“Non-Qualified Options”). Only employees of the Company and its subsidiaries are eligible to participate in the Plan. The Plan may be administered by the full Board of Directors (the “Board”) or, at the Board's discretion, by a committee of the Board consisting of at least two persons (the entity administering the Plan is hereinafter referred to as the “Committee”). The Board has appointed the Option Plan Committee to administer the Plan. The current members of the Committee are Messrs. Terry Hermanson, Alexander P. Federbush and Gennaro J. Fulvio, who serve at the pleasure of the Board until removed. Participation in the Plan is solely at the discretion of the Committee, which has the power and authority to select employees to receive option awards under the Plan. Unless earlier terminated by the Board of Directors, the Plan (but not outstanding options) will terminate on February 12, 2012, after which no further awards may be granted under the Plan.

     Under the Original Plan the Company reserved 950,226 shares of Common Stock, as adjusted for the Special Dividend, for issuance upon the exercise of options under the Plan. Prior to the amendment and restatement of the Plan only 14,531 shares remained available for issuance. The Board authorized an additional one million shares for issuance bringing the aggregate number of shares available for issuance under the Plan to 1,950,226 shares. Shares of Common Stock subject to outstanding options which are cancelled, forfeited or expire unexercised and shares withheld for the payment of the exercise price or taxes will remain available for issuance pursuant to future option awards. The total number of shares of Common Stock available under the Plan, the number of shares available for options that may be granted to any one individual in any one year and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

     Recipients of options under the Plan (“Optionees”) are selected by the Committee. The Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The maximum number of shares for which options may be granted under the Plan to any single individual in any one year is 100,000 (subject to adjustments for capital changes). The minimum per share purchase price of options granted under the Plan is the Fair Market Value (as defined in the Plan) of one share of the Common Stock on the date the option is granted.

     On March 6, 2006, the market value of a share of Common Stock was $33.17.

     Optionees will have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The Committee will set the vesting schedule for each option. The purchase price upon the exercise of options may be paid in cash, by certified bank check, cashier's check or personal check, by tendering stock held by the Optionee, by cashless exercise through a broker or by having the Company withhold that number of shares subject to exercise having a value equal to the exercise price of the shares subject to exercise. Upon termination of employment with the Company unvested options will expire. Vested options will remain exercisable for 12 months following termination of the Optionee’s employment with the Company on account of death or Disability (as defined in the Plan) and for one month following termination by the Company without Cause (as defined in the Plan).

     The Board may at any time terminate the Plan or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided that the Board may not, without the approval of stockholders, amend the Plan to increase the maximum number of shares of Common Stock for which options may be granted under the Plan, increase the number of shares as to which options may be granted to any person in any single year, decrease the minimum per share exercise price for options below the Fair Market Value (as defined in the Plan) of one share of Common Stock on the date of grant or change the class of persons eligible to receive options under the Plan.

     Options granted under the Plan will be evidenced by a written option agreement between the Optionee and the Company. Subject to limitations set forth in the Plan, the terms of option agreements will be determined by the Committee, and need not be uniform among Optionees.

     Federal Income Tax Consequences

     The following is a brief discussion of the Federal income tax consequences of transactions under the Plan. The Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences.

     No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and (2) no deduction will be allowed to the Optionee's employer for Federal income tax purposes.

     Except as noted below for corporate “insiders,” if the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a Non-Qualified Option.

     For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-Qualified Option. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

     Except as noted below for corporate “insiders,” with respect to Non-Qualified Options, (1) no income is realized by the Optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     As a result of the rules under Section 16(b) of the Exchange Act, “insiders” (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

     Proposed Action

     Approval of the adoption of the Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO
APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2002
STOCK OPTION PLAN.

NEW PLAN BENEFITS

     Inasmuch as awards to all participants under the Plan will be granted at the sole discretion of the Committee, such benefits under the Plan are not determinable. Compensation paid and other benefits granted in respect of the 2005 fiscal year to the Named Officers are set forth in the Summary Compensation Table.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

     Ernst & Young LLP (“E&Y”) has been reappointed by the Audit Committee to audit and certify the Company’s financial statements for the fiscal year ending December 30, 2006, subject to ratification by the Company’s stockholders. If the appointment of E&Y is not ratified by the stockholders at the Annual Meeting, the Audit Committee will reconsider its action and will appoint auditors for the 2006 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of E&Y will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

     The following table sets forth fees for professional services rendered by E&Y for the audit of the Company’s annual financial statements for each of the two fiscal years ended December 31, 2005 and December 25, 2004 and fees for other services rendered by E&Y during those periods:

	2005	2004
Audit Fees	$1,718,199	$1,580,819
Audit-Related Fees	144,000	176,471
Tax Fees	212,808	153,155
All Other Fees	3,500	6,470
	$2,078,507	$1,916,915

     Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by E&Y in connection with statutory filings. In 2005 and 2004,

     Audit Fees also includes fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

     Audit-Related Fees include fees billed for (a) consultation on accounting matters, (b) employee benefit plans and (c) assistance in preparation of Section 404 reporting pursuant to the Sarbanes-Oxley Act of 2002.

     Tax Fees include fees billed for consulting on tax planning matters. Additionally, Tax Fees in 2004 include $13,000 related to findings-based fee arrangements. There were no fees under such arrangements in 2005.

     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required periodically to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the services provided by the independent auditors during fiscal 2005 and 2004, respectively, under the categories Audit-Related Fees, Tax Fees and All Other Fees described above were pre-approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO
RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS OF THE COMPANY.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2007 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 4, 2006 will be held on or about May 3, 2007. The Company’s Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2007, no earlier than February 2, 2007 and no later than March 4, 2007. A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     Since the Company did not receive timely notice of any stockholder proposal for the Annual Meeting scheduled for May 4, 2006, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

     In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting to be held in 2007, such proposal must be received by the Secretary of the Company by November 29, 2006 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2007 is changed to a date more than 30 days earlier or later than May 4, 2007, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
REPORTING

     Based solely upon its review of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2005 all filing requirements applicable to its officers, directors and ten percent stockholders were complied with, except that for Mr. Wilkerson one report of an option grant (received upon his becoming an executive officer of the Company) was filed one business day late due to a delay by the Securities and Exchange Commission in assigning his electronic filing codes.

OTHER INFORMATION

     Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 31, 2005 that accompanies this Proxy Statement. These financial statements are also on file with the SEC, 100 F Street, N.E., Washington, D.C. 20549 and with the NYSE. The Company’s SEC filings are also available at the Company’s website at www.muellerindustries.com or the SEC’s website at www.sec.gov.

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 31, 2005 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO GARY C. WILKERSON, SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (8285 TOURNAMENT DRIVE, SUITE 150, MEMPHIS, TENNESSEE 38125). UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

  You agree to or do not object to the Householding of your materials,

  You have the same last name and exact address as another investor(s).

     If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

     The “HOUSEHOLDING ELECTION,” which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No,” you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your consent to Householding will be perpetual unless you withhold or revoke it. You may revoke your consent at any time by contacting ADP-ICS, either by calling toll-free at (800) 542-1061, or by writing to ADP-ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

By order of the Board of Directors

Gary C. Wilkerson
Corporate Secretary

46

Annex A

MUELLER INDUSTRIES, INC.
2002 STOCK OPTION PLAN
(Amended and Restated as of February 16, 2006)

1.  Purposes.

     The Mueller Industries, Inc. 2002 Stock Option Plan (the “Plan”) is intended to attract and retain the best available personnel for positions of substantial responsibility with Mueller Industries, Inc., a Delaware corporation (the “Company”), and its subsidiary corporations, and to provide additional incentive to such persons to exert their maximum efforts toward the success of the Company and its subsidiary corporations. The above aims will be effectuated through the granting of certain options (“Options”) to purchase shares of the Company's common stock, par value $.01 per share (the “Common Stock”). Under the Plan, the Company may grant “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or Options which are not intended to be ISOs (“Non-Qualified Options”).

2.  Administration of the Plan.

     The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”), or a committee consisting of at least two persons, appointed by the Board of Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) (the entity administering the Plan hereinafter called the “Committee”). The Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

     (a)     to determine the individuals to whom, and the time or times at which, Options shall be granted, the number of shares of Common Stock to be subject to each Option and whether such Options shall be ISOs or Non-Qualified Options;

     (b)     to interpret the Plan;

     (c)     to prescribe, amend and rescind rules and regulations relating to the Plan;

     (d)     to determine the terms and provisions of the respective stock option agreements granting Options, including the date or dates upon which Options shall become exercisable, which terms need not be identical;

     (e)     to accelerate the vesting of any outstanding Options; and

     (f)     to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Option has been granted under the Plan is referred to herein as an “Optionee”. The Committee's determinations on the matters referred to in this Section 2 shall be conclusive.

3.  Shares Subject to the Plan.

     The total number of shares of Common Stock which shall be subject to Options granted under the Plan shall not exceed 1,750,000, subject to adjustment as provided in Section 7 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Options. The shares of Common Stock to be issued upon exercise of Options shall be authorized and unissued or reacquired shares of Common Stock.

     The Committee may adopt reasonable counting procedures to ensure appropriate counting with respect to the number of shares of Common Stock available under the Plan at any time or subject to any particular Option. To the extent that an Option expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Optionee of the full number of shares to which the Option related, the undelivered shares will again be available for grant in connection with new Options under the Plan. Shares withheld in payment of the exercise price or taxes relating to an Option and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Option shall be deemed to constitute shares not delivered to the Optionee and shall be deemed to again be available for grant in connection with new Options under the Plan; provided, however, that, where shares are withheld or surrendered after the termination of the Plan, or any other transaction occurs that would result in shares becoming available under this Section 3, such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to shareholder approval under then applicable rules of the principle stock exchange on which the shares are then listed or designated for trading.

4.  Eligibility.

     (a)     Options may be granted under the Plan only to (i) employees of the Company and (ii) employees of any “subsidiary corporation” (a “Subsidiary”) of the Company within the meaning of Section 424(f) of the Code; provided, however, that no person may be granted Options under the Plan with respect to more than 100,000 shares of Common Stock in any one year. The term “Company,” when used in the context of an Optionee's employment, shall be deemed to include Subsidiaries of the Company.

     (b)     Nothing contained in the Plan shall be construed to limit the right of the Company to grant stock options otherwise than under the Plan for proper corporate purposes.

5.  Terms of Options.

     The terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

     (a)     The purchase price of the shares of Common Stock subject to each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; provided, however, that in no event shall such purchase price be less than the Fair Market Value (as defined in paragraph (h) of this Section 5) of the shares of Common Stock as of the date such Option is granted.

     (b)     The dates on which each Option (or portion thereof) shall be exercisable shall be fixed by the Committee, in its discretion, at the time such Option is granted.

     (c)     The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option shall be subject to earlier termination as determined by the Committee, in its discretion, at the time such Option is granted.

     (d)     Unless otherwise determined by the Committee and set forth in the applicable Option agreement (or other agreement) between the Company and an Optionee, the following provisions relating to an Optionee’s termination of employment with the Company shall apply to all Options granted hereunder after February 16, 2006. In the event an Optionee's employment with the Company is terminated for any reason other than death, disability (within the meaning of Section 22(e)(3) of the Code) or by the Company without cause (as defined in the applicable Option agreement), each Option shall immediately expire as of the date of such termination, whether or not exercisable in whole or in part on such date. In the event an Optionee's employment with the Company is terminated by reason of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), the unexercisable portion of each Option held by such Optionee as of the date of such termination shall immediately expire and the portion of each Option held by such Optionee that is exercisable as of the date of such termination shall remain exercisable for a period of twelve months following such termination. In the event an Optionee's employment with the Company is terminated by the Company without cause (as defined in the applicable Option agreement), the unexercisable portion of each Option held by such Optionee as of the date of such termination shall immediately expire and the portion of each Option held by such Optionee that is exercisable as of the date of such termination shall remain exercisable for a period of forty-five (45) days following such termination. However, in no event shall any post-termination exercise period for any Option extend beyond the original expiration date set by the Committee for such Option.

     (e)     Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: General Counsel) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the purchase price for such shares. Unless otherwise determined by the Committee, payment for such shares may be made (i) in cash, (ii) by certified check, bank cashier's check or personal check acceptable to the Company, payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company (by attestation or otherwise) of shares of Common Stock having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining shares of Common Stock to the Optionee, (v) through a net exercise of the Options whereby the Optionee instructs the Company to withhold that number of shares of Common Stock having a Fair Market Value equal to the aggregate exercise price for the portion of the Options being exercised and deliver to the Optionee the remainder of the shares subject to exercise, or (vi) by any combination of the methods of payment described in (i) through (v) above.

     (f)     An Optionee shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Optionee upon the exercise of such Option.

     (g)     Generally, an Option shall not be transferable, except by will or the laws of descent and distribution, and may be exercised, during the lifetime of an Optionee, only by the Optionee; provided, however, that the Committee may, in its sole discretion, at the time of grant or at any time thereafter, allow for the transfer of Options that are not ISOs to other persons or entities, subject to such conditions or limitations as it may establish. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (h)     For purposes of the Plan, as of any date when the Common Stock is or listed on one or more national securities exchanges (including the New York Stock Exchange) or quoted on the NASDAQ Stock Market, the “Fair Market Value” of the Common Stock as of any date shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock reported on the principal national securities exchange on which the Common Stock is listed and traded or the NASDAQ Stock Market on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not listed on an exchange or quoted on the NASDAQ Stock Market, or representative quotes are not otherwise available, the “Fair Market Value” of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

6.  Special Provisions Applicable to ISOs.

     The following special provisions shall be applicable to ISOs granted under the Plan.

     (a)     No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted or (ii) the date the Plan is approved by the holders of the Common Stock.

     (b)     ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries, or any “parent corporation” (a “Parent”) of the Company, within the meaning of Section 424(e) of the Code, unless (i) the exercise price is no less than 110% of the Fair Market Value of the underlying Common Stock on the date of grant and (ii) the ISO is not exercisable after the expiration of five years from the date of grant.

     (c)     If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.

7.  Adjustment upon Changes in Capitalization.

     (a)     In the event that (i) the outstanding shares of Common Stock or capital structure of the Company are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination or exchange of shares and the like, or dividends payable in shares of Common Stock, or (ii) an extraordinary dividend is declared by the Company on the Common Stock, whether payable in the form of cash, stock or any other form of consideration (including debentures), the Committee shall make such appropriate adjustment to the aggregate number of shares of Common Stock available under the Plan, the number of shares of Common Stock subject to Options that may be granted to any person in any one year, and the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options, as determined by the Committee, in its sole discretion, to be appropriate. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of such corporate event be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his Option; provided, however, that if any such event occurs or if the Company enters into an agreement to undertake any such event, the Committee may, in its sole discretion, cancel any outstanding Options and pay to such Optionees, in cash or stock, or any combination thereof, the value of any such vested Options as determined by the Committee based on the price per share of Common Stock received or to be received by the stockholders of the Company upon such event. The immediately prior sentence is not intended to provide for any automatic acceleration of vesting of any Option, which shall be left to the sole discretion of the Committee.

     (b)     Any adjustment under this Section 7 in the number of shares of Common Stock subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

8.  Further Conditions of Exercise.

     (a)     The obligation of the Company to issue shares of Common Stock pursuant to the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any of the provisions hereof, the Optionee may not exercise the Options, and the Company will be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to the exercise of any Option, unless such exercise, offer or sale shall be properly registered pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the “Securities Act”) with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall use reasonable efforts, when it deems appropriate, to register the offer or sale of shares of Common Stock underlying any Option pursuant to the Securities Act and to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Common Stock offered for sale or sold under any Option are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (b)     The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Common Stock subject to Options which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Common Stock either upon exercise of the Options or shares of Common Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.

9.  Termination, Modification and Amendment.

     (a)     The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan.

     (b)     The Plan may at any time be terminated or, from time to time, be modified or amended by the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the shares of the capital stock of the Company present in person or by proxy and entitled to vote at the meeting, amend the Plan to (i) increase (except as provided by Section 7) the maximum number of shares of

Common Stock as to which Options may be granted under the Plan, (ii) increase the maximum number of shares of Common Stock as to which Options may be granted to any person in any single year, (iii) decrease the purchase price for Options below Fair Market Value of the Common Stock at the time of grant, or (iv) change the class of persons eligible to receive Options under the Plan.

     (c)     No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options without the consent of the affected Optionee.

10.  Effectiveness of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors, subject to the approval by the shareholders of the Company. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

11.  Not a Contract of Employment.

     Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any Optionee any right to remain in the employ of the Company or of any Subsidiary.

12.  Governing Law.

     The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws thereof.

13.  Withholding.

     As a condition to the exercise of any Option, the Committee may require that an Optionee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise. The Committee may, in its sole discretion, allow for the retention by the Company of shares of Common Stock otherwise to be delivered to the Optionee upon the exercise of any Option in order to satisfy this withholding requirement.

14.  Section 409A. The Plan and all Options granted hereunder are intended to be exempt from the provisions of Section 409A of the Code. To the extent that any Options, payments or benefits provided hereunder are considered deferred compensation subject to Section 409A, the Company intends for this Plan and all Options to comply with the standards for nonqualified deferred compensation established by 409A (the “409A Standards”). Notwithstanding anything herein to the contrary, to the extent that any terms of the Plan or any Option would subject Optionees to gross income inclusion, interest or an additional tax pursuant to Section 409A, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend Options granted hereunder to cause such Options to comply with or be exempt from Section 409A.

As adopted by the Board of Directors of Mueller
Industries, Inc. as of February 12, 2002 and
as amended and restated as of February 16, 2006.

C/O CONTINENTAL STOCK TRANSFER
17 BATTERY PLACE
NEW YORK, NY 10004

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Mueller Industries, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MUIND1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MUELLER INDUSTRIES, INC.

1. Election of Directors

Nominees:

01) Alexander P. Federbush	05) Robert B. Hodes	For	Withhold	For All	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
02) Gennaro J. Fulvio	06) Harvey L. Karp	All	All	Except
03) Gary S. Gladstein	07) William D. O’Hagan
04) Terry Hermanson		☐	☐	☐

			For	Against	Abstain
Vote on Proposal

2.	Approve the amendment and restatement of the Company's 2002 Stock Option Plan.		☐	☐	☐

3.	Approve the appointment of Ernst & Young LLP as independent auditors of the Company.		☐	☐	☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEMS 2 AND 3.

Please sign exactly as your name appears to the right. When shares are held jointly, each stockholder named should sign. When signing as attorney, executor, administrator, trustee or guardian, you should so indicate when signing. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.

	Yes	No

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MUELLER INDUSTRIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 2006
This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Gary C. Wilkerson and Kent A. McKee, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2006, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.